SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 2, 2005

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive
Sunnyvale, CA  94089

(Address of principal executive offices, including zip code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

Effective March 2, 2005, the Company entered into a Separation Agreement with Ira Marks, its former Vice President, Worldwide Sales & Marketing. Under this agreement, Mr. Marks will receive a severance payment in the amount of $114,100.00, which constitutes six months of his former annual base salary, and the use of an executive outplacement service for six months.  As part of this agreement, Mr. Marks also released the Company from any claims he may have against it.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Separation Agreement dated as of March 2, 2005 between Cepheid and Ira Marks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: March 4, 2005	By:	/s/ JOHN L. BISHOP
		Name:	John L. Bishop
		Title:	Chief Executive Officer